UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2021

TREMONT MORTGAGE TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38199	82-1719041
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8317

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	TRMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “TRMT”, “we”, “us”, “our” and “the Company” refer to Tremont Mortgage Trust unless the context indicates otherwise.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On September 17, 2021, we held a special meeting of our shareholders at which our shareholders were asked to consider and vote upon the following proposals:

1.	Approval of the merger, or the Merger, of the Company with and into RMR Mortgage Trust, a Maryland statutory trust, or RMRM, with RMRM continuing as the surviving entity in the Merger, pursuant to the terms and subject to the conditions of the Agreement and Plan of Merger, dated as of April 26, 2021, as it may be amended from time to time, or the Merger Agreement, by and between us and RMRM and the other transactions contemplated by the Merger Agreement to which the Company is a party (which proposal we refer to as the TRMT Merger Proposal); and

2.	Approval of the adjournment of our special meeting of shareholders from time to time, if necessary or appropriate, including to solicit additional proxies in favor of the TRMT Merger Proposal if there are insufficient votes at the time of such adjournment to approve such proposal (which proposal we refer to as the TRMT Adjournment Proposal).

Each of the foregoing proposals is described in detail in the definitive joint proxy statement/prospectus, or the Joint Proxy Statement/Prospectus, we filed with the Securities and Exchange Commission, or the SEC, on July 26, 2021, and the Joint Proxy Statement/Prospectus has been supplemented by supplements to the Joint Proxy Statement/Prospectus we filed with the SEC.

For each of the proposals, a quorum was present.  According to the report of the Inspector of Elections, the TRMT Merger Proposal was approved by the requisite vote of the holders of our common shares.  The voting results for the TRMT Merger Proposal are as follows:

For	Against	Abstain
4,913,246	746,813	38,908

The results reported above are final voting results.

We did not call the vote on the TRMT Adjournment Proposal as there were sufficient votes to approve the TRMT Merger Proposal.

Additional Information about the Merger

In connection with the Merger, RMRM filed with the SEC, a Registration Statement on Form S-4 containing the Joint Proxy Statement/Prospectus and other documents with respect to the Merger, which was declared effective by the SEC on July 26, 2021. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

The Joint Proxy Statement/Prospectus has been mailed to TRMT’s and RMRM’s shareholders. Shareholders may obtain free copies of the Registration Statement on Form S-4, the Joint Proxy Statement/Prospectus and any other relevant documents filed or to be filed with the SEC at the SEC’s website at www.sec.gov. In addition, shareholders may obtain free copies of TRMT’s filings with the SEC from TRMT’s website at www.trmtreit.com or RMRM’s filings with the SEC from RMRM’s website at www. rmrmortgagetrust.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREMONT MORTGAGE TRUST

By:	/s/ G. Douglas Lanois
Name:	G. Douglas Lanois
Title:	Chief Financial Officer and Treasurer

Dated:  September 20, 2021